Distribution Agreement

Dated November 10, 2009

Between Dussault Apparel

And EHM Holdings

Dussault Apparel here by grants EHM Holdings the exclusive distribution rights the Deuce Custom Ink brand under the listed terms.

1) Territory
   All of Canada

2) Term
   Two Years

3) Product
   All Apparel and related accessories under the Deuce Custom Ink brand

4) Pricing.
   Dussault Apparel and EHM Holding agree to share equally the gross margin profit dollars. (Gross margin profit dollars is defined as selling price minus cost of product, and agent's commission).

5) Payment Terms
   Each party will make available all invoices for any product produced. Payments to vendors will the best terms that each party currently has or will negotiate and will extended to each other. Payments to Dussault Apparel from EHM Holdings for gross profit sharing will occur on a monthly distribution basis based on collected revenues from EHM's retail customers.

6) Cost Sharing
   Dussault Apparel and EHM Holdings share costs equally for the following expenses. Both parties will agree in advance to any shared expenses.

   Line sheets
   Web site development
   Web site maintenance

Dussault Apparel

Name ________________________

Title ________________________

Signature ________________________

We have the authority to bind the corporation

EHM Holdings

Name ________________________

Title ________________________

Signature ________________________

We have the authority to bind the corporation

Dussault Apparel

Name JASON DUSSAULT.

Title PRESIDENT.

Signature______________________________

We have the authority to bind the corporation

EHM Holdings

Name________________________________

Title________________________________

Signature______________________________

We have the authority to bind the corporation